                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003



                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                    DOCUMENT               EXPLANATION
REQUIRED DOCUMENTS                                     FORM NO.                     ATTACHED                ATTACHED
----------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                    MOR - 1                        Yes
Schedule of Cash Receipts and Disbursements            MOR - 2                        Yes
Bank Account Reconciliations                           MOR - 2                        Yes
Statement of Operations                                MOR - 3                        Yes
Balance Sheet                                          MOR - 4                        Yes
Status of Postpetition Taxes                           MOR - 5                        Yes
Summary of Unpaid Postpetition Debts                   MOR - 5                        Yes
Listing of aged accounts payable                       MOR - 5                        N/A
Schedule of Insurance - Listing of Policies            MOR - 6                        Yes


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                            9/30/2003
-------------------------------------                          ---------
Signature of Authorized Individual                               Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                    TRUE            FALSE
-------------------------------------------------------------------------------------------
1.   That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in
     effect.                                                            X

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting
     Requirements, are current.                                         X

3.   No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. If no, provide an
     explanation below.                                                 X



Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-----------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    9/30/2003
-----------------------------------                                  -----------
Signature of Authorized Individual                                   Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                  UNITED STATES BANKRUPTCY COURT
                   EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                      SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                BANK ACCOUNTS                                          CUMULATIVE
                                                                                                                        FILING TO
                                                                                                      CURRENT MONTH       DATE
                                          OPERATING                                                       ACTUAL         ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month              $            -   $          -   $          -   $          -   $41,049,513.73  $ 4,655,262.26
====================================================================================================================================
RECEIPTS                               SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                  -              -              -              -          343,767     549,489,221
INTEREST INCOME                                     -              -              -              -           12,742         236,354
ACCOUNTS RECEIVABLE - CREDIT & COLL                 -              -              -              -                -       1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                       -              -              -              -                -      87,262,187
RETAIL STORE DEPOSITS                               -              -              -              -                -      42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM
  LIQUIDATORS                                       -              -              -              -                -     149,281,644
REVOLVER BORROWINGS - FLEET                         -              -              -              -                -     163,221,961
RETURN ITEMS REDEPOSITED                            -              -              -              -                -          32,954
MISCELLANEOUS                                       -              -              -              -           21,768       7,522,344
BANKCARD CASH RECEIPTS                              -              -              -              -                -     103,709,267
EMPLOYEE BENEFIT PLANS                              -              -              -              -                -         287,173
CORPORTE INCOME TAX REFUND                          -              -              -              -                -       2,851,536
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                      $            -   $          -   $          -   $          -   $      378,276  $1,107,456,228
====================================================================================================================================
DISBURSEMENTS                          SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                  -              -              -              -          343,767     552,202,936
ELECTRONIC PAYROLL TAXES PAYMENTS                   -              -              -              -           19,732      16,189,995
PAYROLL                                             -              -              -              -           28,752      46,393,529
PAYMENTS/TRANSFERS TO LIQUIDATORS                   -              -              -              -                -      36,818,422
VENDOR PAYMENTS                                     -              -              -              -          300,375     130,890,820
ELECTRONIC SALES TAX PAYMENTS                       -              -              -              -                -      14,640,476
REVOLVER FEES AND INTEREST - FLEET                  -              -              -              -                -       5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                -              -              -              -                -     257,525,534
CUSTOMER REFUNDS                                    -              -              -              -                -       2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                      -              -              -              -                -       8,112,333
CORPORATE INCOME TAX PAYMENTS                       -              -              -              -                -          77,050
BANK FEES                                           -              -              -              -              450         395,543
RETURN ITEMS                                        -              -              -              -                -         530,806
MISCELLANEOUS                                       -              -              -              -                -          84,046
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                 $            -   $          -   $          -   $          -          693,076   1,071,376,777
====================================================================================================================================
NET CASH FLOW                          $            -   $          -   $          -   $          -   $     (314,800) $   36,079,452
====================================================================================================================================
CASH - END OF MONTH                    $            -   $          -   $          -   $          -   $   40,734,714  $   40,734,714




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                  $      693,076
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                $      343,767
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                              $            -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      $      349,310

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                               COMERICA BANK                             FLEET
                                        ------------------------------------------------------------- -----------       CURRENT
                                          PAYROLL      FLEX        VEBA       CONCENTR.   FUNDING       CUSTOMER         MONTH
                                        1851132363  1840425811  1840427643   1149003715  1850803196    9419400055        TOTAL
                                        -----------------------------------------------------------------------------------------
Cash - Beg                                 $10,646    $5,527       $12,265   $  45,917  $  7,979,433  $ 32,995,725   $ 41,049,514
=================================================================================================================================
Receipts
Internal Transfers                          29,098         -             -     314,669             -             -        343,767
Interest Income                                  -         -             -           -             -        12,742         12,742
Accounts Receivable - Credit/Collections         -         -             -           -             -             -              -
Accounts Receivable - Lockbox                    -         -             -           -             -             -              -
Retail Cash/Check Sales & J-Card Store
        Payments                                 -         -             -           -             -             -              -
Asset Dispositions & Payments from
        Liquidators                              -         -             -           -             -             -              -
Revolver Borrowings - Fleet                      -         -             -           -             -             -              -
Return Items Redeposited                         -         -             -           -             -             -              -
Misc Deposits/Credits                            -         -             -           -        21,768             -         21,768
Bankcard Receipts                                -         -             -           -             -             -              -
Employee Benefit Plans - Payments from
        Providers                                -         -             -           -             -             -              -
Corporate Income Tax Refund                      -         -             -           -             -             -              -
---------------------------------------------------------------------------------------------------------------------------------
Total Receipts                             $29,098    $    -       $     -   $ 314,669  $     21,768  $     12,742   $    378,276
=================================================================================================================================
Disbursements
Internal Transfers                               -         -             -           -       343,767             -        343,767
Electronic Payroll Tax / Withholding
        Payments                                 -         -             -      17,461         2,271             -         19,732
Payroll                                     28,752         -             -           -             -             -         28,752
Payments/Transfers to Liquidators                -         -             -           -             -             -              -
Vendor Payments                                  -         -             -     300,375             -             -        300,375
Electronic Sales Tax Payments                    -         -             -           -             -             -              -
Revolver Fees and Interest - Fleet               -         -             -           -             -             -              -
Receipts applied to Revolver Balance -
        Fleet                                    -         -             -           -             -             -              -
Customer Refunds                                 -         -             -           -             -             -              -
Employee Benefit Plan Payments                   -         -             -           -             -             -              -
Corporate Income Tax Payments                    -         -             -           -             -             -              -
Bank Fees                                        -         -             -           -             -           450            450
Return Items                                     -         -             -           -             -             -              -
Miscellaneous                                    -         -             -           -             -             -              -
---------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                        $28,752    $    -       $     -   $ 317,836  $    346,038  $        450   $    693,076
=================================================================================================================================
Net Cash Flow                              $   345    $    -       $     -   $  (3,167) $   (324,270) $     12,292   $   (314,800)
=================================================================================================================================
Cash End of Month                          $10,992    $5,527       $12,265   $  42,751  $  7,655,163  $ 33,008,017   $ 40,734,714

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES, INC.

                                                                     BANK ACCOUNTS
----------------------------------------------------------------------------------------------------------
Balance Per Books                             $    -           $    -           $    -           $    -
==========================================================================================================
Bank Balance                                  SEE ATTACHED SCHEDULE B                -                -
Plus: Deposits In Transit                          -                -                -                -
Less: Outstanding Checks                           -                -                -                -
Other                                              -                -                -                -
ADJUSTED BANK BALANCE                         $    -           $    -           $    -           $    -




OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                     COMERICA BANK                             FLEET
                                               ------------------------------------------------------------ -----------
                                                 PAYROLL     FLEX        VEBA       CONCENTR.   FUNDING       CUSTOMER
                                               1851132363 1840425811  1840427643   1149003715  1850803196    9419400055    TOTAL
------------------------------------------------------------------------------------------------------------------------------------

Balance Per Books                              $  1,000    $   300    $  (1,187)   $  25,750   $ 7,655,163  $33,008,017 $40,689,043
====================================================================================================================================
Bank Balance                                     10,992      5,527       12,265       42,751     7,655,163   33,008,017  40,734,714
Plus:  Deposits in Transit - Booked Not Banked        -          -            -            -             -            -           -
Less:  Outstanding Checks/Wire Transfers         (9,992)    (5,227)     (13,467)     (17,001)            -            -     (45,686)
Less:  Outstanding Internal Transfers                 -          -            -            -             -            -           -
Less:  Deposits in Transit - Banked not Booked        -          -            -            -             -            -           -
Misposted Entries                                     -          -            -            -             -            -           -
Checks issued not on Books                            -          -            -            -             -            -           -
Interest Income not on Books                          -          -            -            -             -            -           -
Return of Direct Deposit Funds not on Books           -          -            -            -             -            -           -
Checks Cleared not O/S on Books                       -          -            -            -             -            -           -
Overdraft Charges not on Books                        -          -            -            -             -            -           -
Returned Items                                        -          -            -            -             -            -           -
Interest Expense not on Books                         -          -            -            -             -            -           -
Bank Fees/Debits not on Books                         -          -            -            -             -            -           -
Misc Deposit/Credit not on Books                      -          -            -            -             -            -           -
Bankcard Fees not on Books                            -          -            -            -             -            -           -
Bankcard Debits on Books not Bank                     -          -            -            -             -            -           -
Misc variance                                         -          -           15            -             -            -          15

Adjusted Bank Balance                          $  1,000    $   300    $  (1,187)   $  25,750   $ 7,655,163  $33,008,017 $40,689,043

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003



                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                             Period             Month              Fiscal            Cumulative
                                                             Ended              Ended             Year 2003        Filing to date
                                                            02/01/03           08/31/03            to date             Totals
                                                            --------           --------            -------             ------
Net Sales                                                 $    155,128       $           -       $          -       $      155,128

Cost of Goods Sold                                            (110,796)                  -                  -             (110,796)
                                                         --------------     ---------------     --------------     ----------------

Gross Profit                                                    44,332                   -                  -               44,332

Operating Expenses                                             (68,723)                (59)              (835)             (69,558)
                                                         --------------     ---------------     --------------     ----------------

Operating Income / (Loss)                                      (24,391)                (59)              (835)             (25,226)

Interest Income / (Expense), net                                (2,221)                 13                123               (2,098)

Other Income / (Expense)                                       (60,416)             (1,215)            (1,590)             (62,006)
                                                         --------------     ---------------     --------------     ----------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes          (87,028)             (1,261)            (2,302)             (89,330)

Reorganization / Liquidation Expenses                          (14,662)               (225)            (1,826)             (16,488)

Income Taxes - Benefit / (Expense)                                 521                   -                238                  759
                                                         --------------     ---------------     --------------     ----------------
Net Income / (Loss)                                       $   (101,169)      $      (1,486)      $     (3,890)      $     (105,059)
                                                         ==============     ===============     ==============     ================


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
                                        ------
       CURRENT ASSETS:
       ---------------
       CASH AND CASH EQUIVALENTS                                                             $        40,689
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                             419
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                  233
       OTHER PREPAIDS                                                                                      0
                                                                                            -----------------

                                                                        SUBTOTAL                      41,554

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                            -----------------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            389
       COLLATERALIZED LETTERS OF CREDIT                                                                  507
       OTHER                                                                                              13
                                                                                            -----------------

                                                                        SUBTOTAL                       3,009

                                                                                            -----------------
       TOTAL ASSETS                                                                          $        44,563
                                                                                            =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                                BALANCE SHEET **
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                      $             -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                         950
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                             855
       ACCRUED VACATION                                                                                   86
       ACCRUED MEDICAL / HOSPITAL                                                                        917
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,861
       ACCRUED WORKERS COMPENSATION                                                                      509
       ACCRUED OTHER                                                                                     292
                                                                                            -----------------

                                                                        SUBTOTAL                       5,647

       OTHER LIABILITIES - POST-PETITION:
       ----------------------------------
       INTERCOMPANY LIABILITIES                                                                       76,293
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      76,293
                                                                                            -----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      81,940

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 30,508
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,577
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 590
                                                                                            -----------------

                                                                        SUBTOTAL                      41,675

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                                           8,836
       ACCRUED PROPERTY TAXES                                                                          2,342
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,230
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                1,079
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      39,340
                                                                                            -----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        81,015

                                                                                            -----------------

       TOTAL LIABILITIES                                                                             162,955

       STOCKHOLDERS' EQUITY:
       ---------------------
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                        (3,890)
                                                                                            -----------------

                                                                        SUBTOTAL                    (118,392)

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $        44,563
                                                                                            =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                         SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.

                           BEGINNING TAX  AMOUNT WITHHELD OR   AMOUNT PAID     DATE PAID     CHECK NO. OR EFT   ENDING TAX LIABILITY
                             LIABILITY         ACCRUED
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                 $        -       $   14,208         $   14,208   SEE SUMMARY SCHEDULE C                   $        -
FICA - Employee                      -            1,591              1,591   SEE SUMMARY SCHEDULE C                            -
FICA - Employer                      -            1,591              1,591   SEE SUMMARY SCHEDULE C                            -
Unemployment                        71                -                 71   SEE SUMMARY SCHEDULE C                            -
Income                               -                -                  -                                                     -
Other:                               -                -                  -                                                     -
   TOTAL FEDERAL TAXES              71           17,389             17,461                                                     -
STATE AND LOCAL
Withholding                          -            2,489              2,489   SEE SUMMARY SCHEDULE C                            -
Sales & Use                          -                -                  -                                                     -
Unemployment                         -                -                  -   SEE SUMMARY SCHEDULE C                            -
Real Property                        -                -                  -                                                     -
Personal Property                    -                -                  -                                                     -
Income                               -                -                  -   SEE SUMMARY SCHEDULE C                            -
Other:                               -                -                  -                                                     -
   TOTAL STATE AND LOCAL             -            2,489              2,489                                                     -
TOTAL TAXES PAYABLE         $       71       $   19,879         $   19,950                                            $        -
REFUNDABLE TAXES            $ (233,265)               -                  -                                            $ (233,265)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                                   NUMBER OF DAYS PAST DUE
                                                          ----------------------------------------
                                           CURRENT          0 - 30        31 - 60          61 +       DISCOUNTS            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise           $         -      $        -     $       -      $       -     $       -                   -
Accounts Payable - Non-Merchandise                 -               -             -              -             -                   -
Accrued Payroll                                    -               -             -              -                                 -
Accrued Taxes                                      -               -             -              -                                 -
Accrued Professional Fees                    950,000               -             -              -                           950,000
Accrued Rent / Leases                        177,000               -             -              -                           177,000
Restructuring / Store Closing Reserve        855,000               -             -              -                           855,000
Accrued Vacation                              86,000               -             -              -                            86,000
Accrued Medical / Hospital                   917,000               -             -              -                           917,000
Accrued Customer Gift Card Balances        1,861,000               -             -              -                         1,861,000
Accrued Workers Compensation                 509,000               -             -              -                           509,000
Accrued Other                                292,000               -             -              -                           292,000
Other (excluding Interco. payable)                 -               -             -              -                                 -
TOTAL POSTPETITION DEBTS                 $ 5,647,000      $        -     $       -      $       -     $       -         $ 5,647,000


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS        AMOUNT         CHECK/EFT NO.      DATE        ADD'L COMMENTS
      941 Deposit                                                    $       9,223      9488339445      08/11/03
      941 Deposit                                                            8,166      9488831182      08/25/03
                                                                    ---------------
                                                                     $      17,389
                                                                    ---------------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                             $          71      9488239040      08/01/03
                                                                    ---------------
                                                                     $          71
                                                                    ---------------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                          $       1,177      9488598620      07/01/03
      Michigan - Employee State Withholding                                  1,095      9488027941      07/28/03
      Jackson, Michigan - Employee Local Withholding                           218        1026917       08/28/03
                                                                    ---------------
                                                                     $       2,489
                                                                    ---------------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       Michigan                                                      $          -
                                                                    ---------------
                                                                     $          -
                                                                    ---------------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                     $          -
                                                                    ---------------
                                                                     $          -
                                                                    ---------------
STATE INCOME TAXES
                                                                     $          -
                                                                    ---------------
                                                                     $          -
                                                                    ---------------
REAL ESTATE/ PERSONAL TAXES
                                                                     $          -
                                                                    ---------------
                                                                     $          -
                                                                    ---------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 1, 2003 to August 31, 2003


                                INSURANCE SUMMARY

                                                                 PREMIUMS
                                                                   PAID
                                                    POLICY        THROUGH
POLICY TYPE           INSURER/POLICY NO.            PERIOD       EXP. DATE  DEDUCTIBLE          LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability    St. Paul Insurance Co.  08/01/03-07/31/04     Yes     $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                $1,000,000 Prod. Aggregate
                                                                                                $1,000,000 Aggregate

General Liability     St. Paul Insurance Co.  08/01/03-07/31/04     Yes     $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                $2,000,000 General Aggregate
                                                                                                $2,000,000 Products Aggregate
                                                                                                $1,000,000 Personal & Adv. injury

Automobile            St. Paul Insurance Co.  08/01/03-07/31/04     Yes     None                $1,000,000 Liability / UM-UIM
                      CK02102387                                            $100 Comprehensive  Physical Damage
                                                                            $1,000 Collision    Physical Damage

Workers Comp. - MI    St. Paul Insurance Co.   5/4/03 - 5/4/04       No                         $1,000,000 Bodily Injury by Accident
                      WVA2102876                                                                $1,000,000 Bodily Injury by Disease

Directors & Officers  XL Insurance            06/01/03-05/31/04     Yes     $250,000            $1,000,000 each claim/aggregate
                      Binder issued: policy
                      # pending

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                 DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.           ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                                           MOR - 1               Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2               Yes
Bank Account Reconciliations                                                  MOR - 2               Yes
Statement of Operations                                                       MOR - 3               Yes
Balance Sheet                                                                 MOR - 4               Yes
Status of Postpetition Taxes                                                  MOR - 5               N/A
Summary of Unpaid Postpetition Debts                                          MOR - 5               N/A
Listing of aged accounts payable                                              MOR - 5               N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6               N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   9/30/2003
----------------------------------------                           -------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                        TRUE        FALSE
---------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of
    the Notice of Operating Instructions and Reporting
    Requirements, is in effect.                            X

2.  That all post petition taxes, as described in
    section 9 of the Notice of Operating Instructions
    and Reporting Requirements, are current.               X

3.  No professional fees (accountant, attorneys, etc.)
    have been paid without specific court authorization.
    If no, provide an explanation below.                   X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   9/30/2003
----------------------------------------                           -------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                                                                   CURRENT          CUMULATIVE
                                                       COMERICA                                     MONTH         FILING TO DATE
                                                      1840421992                                   Actual             Actual
---------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                           $    13,350       $ -      $ -      $ -      $    13,350       $   104,726
=================================================================================================================================
RECEIPTS
INTERNAL TRANSFERS                                          -           -        -        -              -           1,167,760
INTEREST INCOME                                             -           -        -        -              -                 253
ACCOUNTS RECEIVABLE - CREDIT & COLL                         -           -        -        -              -                 -
ACCOUNTS RECEIVABLE - LOCKBOX                               -           -        -        -              -                 -
RETAIL STORE DEPOSITS                                       -           -        -        -              -                 -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS              -           -        -        -              -              34,754
REVOLVER BORROWINGS - FLEET                                 -           -        -        -              -                 -
RETURN ITEMS REDEPOSITED                                    -           -        -        -              -                 -
MISCELLANEOUS                                               -           -        -        -              -             306,413
BANKCARD CASH RECEIPTS                                      -           -        -        -              -                 -
EMPLOYEE BENEFIT PLANS                                      -           -        -        -              -                 -
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                   $       -         $ -      $ -      $ -      $       -         $ 1,509,181
=================================================================================================================================

DISBURSEMENTS
INTERNAL TRANSFERS                                          -           -        -        -              -             679,318
ELECTRONIC PAYROLL TAXES PAYMENTS                           -           -        -        -              -                 -
PAYROLL                                                     -           -        -        -              -                 -
COMMERCIAL LOAN PAYMENTS                                    -           -        -        -              -             527,725
VENDOR PAYMENTS                                             750         -        -        -              750           106,856
ELECTRONIC SALES TAX PAYMENTS                               -           -        -        -              -                 -
RECEIPTS APPLIED TO REVOLVER BALANCE                        -           -        -        -              -                 -
CUSTOMER REFUNDS                                            -           -        -        -              -                 -
EMPLOYEE BENEFIT PLAN PAYMENTS                              -           -        -        -              -                 -
BANK FEES                                                   -           -        -        -              -                 116
RETURN ITEMS                                                -           -        -        -              -               2,500
MISCELLANEOUS                                               -           -        -        -              -               3,050
CORPORATE INCOME TAXES                                      -           -        -        -              -             281,741
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                              $       750       $ -      $ -      $ -              750         1,601,307
=================================================================================================================================

NET CASH FLOW                                       $      (750)      $ -      $ -      $ -      $      (750)      $   (92,126)
=================================================================================================================================

CASH - END OF MONTH                                 $    12,600       $ -      $ -      $ -      $    12,600       $    12,600


DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                $       750
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                      -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                    -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    $       750

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY


                                                   COMERICA                                TOTAL
                                                  1840421992
---------------------------------------------------------------------------------------------------

BALANCE PER BOOKS                                  $12,600      $ -      $ -      $ -      $12,600
===================================================================================================
Bank Balance                                        12,600        -        -        -       12,600
Plus: Deposits In Transit - Booked not Banked          -          -        -        -          -
Less: Outstanding Checks/Wire Transfers                -          -        -        -          -
Other                                                  -          -        -        -          -
ADJUSTED BANK BALANCE                              $12,600      $ -      $ -      $ -      $12,600





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                           Period         Month          Fiscal        Cumulative
                                           Ended          Ended         Year 2003    Filing to date
                                          02/01/03       08/31/03        to date         Totals
                                          --------       --------        -------         ------
Rental Income                             $  3,389       $      -       $      -       $  3,389

Interest Expense                            (1,683)             -              -         (1,683)

Depreciation                                (1,271)             -              -         (1,271)

Taxes, Other than Income                      (258)             -              -           (258)

Other Income / (Expense)                    28,472             (1)        (3,221)        25,251
                                          --------       --------       --------       --------

Net Income / (Loss) b/4 Income Taxes        28,649             (1)        (3,221)        25,428

Income Taxes - Benefit / (Expense)               -              -            (75)           (75)
                                          --------       --------       --------       --------
                                          --------       --------       --------       --------
Net Income / (Loss)                       $ 28,649       $     (1)      $ (3,296)      $ 25,353
                                          ========       ========       ========       ========



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                                                    $     12
       ACCOUNTS RECEIVABLE, NET                                                                           20
       DUE FROM VENDORS, NET                                                                               0
       INTERCOMPANY RECEIVABLE                                                                        67,771
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                   0
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                                    --------
       TOTAL CURRENT ASSETS                                                                           67,803

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                    --------
                            PROPERTY, PLANT & EQUIPMENT, NET                                               -

       OTHER ASSETS:
       NET GOODWILL                                                                                        0
       LIFE INSURANCE - CSV                                                                                0
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                              0
       COLLATERALIZED LETTERS OF CREDIT                                                                    0
       OTHER                                                                                               0

       TOTAL OTHER ASSETS                                                                                  -

                                                                                                    --------
       TOTAL ASSETS                                                                                 $ 67,803
                                                                                                    ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                         LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                             $     -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                         41
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL / HOSPITAL                                                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                                    --------
                                                                        SUBTOTAL                          41

       OTHER POST-PETITION LIABILITIES:
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------
                                                                        SUBTOTAL                           0
                                                                                                    --------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                                          41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                         50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                                    --------
                                                                        SUBTOTAL                          50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                             90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                            2,000
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                      15,537
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------
                                                                        SUBTOTAL                      17,627
                                                                                                    --------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        17,677
                                                                                                    --------
       TOTAL LIABILITIES                                                                              17,718

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                                                      400
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                   52,981
       CURRENT PERIOD EARNINGS                                                                        (3,296)
                                                                                                    --------
                                                                        SUBTOTAL                      50,085
                                                                                                    --------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 67,803
                                                                                                    ========

  ** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


REQUIRED DOCUMENTS                                      FORM NO.   DOCUMENT    EXPLANATION
                                                                    ATTACH       ATTACHED
--------------------------------------------------------------------------------------------
Debtor Affirmations                                     MOR - 1       Yes
Schedule of Cash Receipts and Disbursements             MOR - 2       Yes
Bank Account Reconciliations                            MOR - 2       Yes
Statement of Operations                                 MOR - 3       Yes
Balance Sheet                                           MOR - 4       Yes
Status of Postpetition Taxes                            MOR - 5       N/A
Summary of Unpaid Postpetition Debts                    MOR - 5       N/A
Listing of aged accounts payable                        MOR - 5       N/A
Schedule of Insurance - Listing of Policies             MOR - 6       N/A


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-----------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    9/30/2003
-----------------------------------------                              ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                  TRUE             FALSE
----------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                       X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                   X




Additional Explanation (if necessary):

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
--------------------------------------
Debtor in Possession




/s/ Paul W. Gilbert                                                    9/30/2003
--------------------------------------                                 ---------
Signature of Authorized Individual                                     Date


Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                      BANK ACCOUNTS                 CURRENT    CUMULATIVE
                                                                                                     MONTH    FILING TO DATE
                                                                                                     ACTUAL      ACTUAL
-----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                           $  --      $  --      $  --      $  --            $  --       $ 84
=============================================================================================================================

RECEIPTS
INTERNAL TRANSFERS                                     --         --         --         --               --          --
INTEREST INCOME                                        --         --         --         --               --          --
ACCOUNTS RECEIVABLE - CREDIT & COLL                    --         --         --         --               --          --
ACCOUNTS RECEIVABLE - LOCKBOX                          --         --         --         --               --          --
RETAIL STORE DEPOSITS                                  --         --         --         --               --          --
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                           --          --
REVOLVER BORROWINGS - FLEET                            --         --         --         --               --          --
RETURN ITEMS REDEPOSITED                               --         --         --         --               --          --
MISCELLANEOUS                                          --         --         --         --               --          --
BANKCARD CASH RECEIPTS                                 --         --         --         --               --          --
EMPLOYEE BENEFIT PLANS                                 --         --         --         --               --          --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                   $  --      $  --      $  --      $  --            $  --        $ --
=============================================================================================================================

DISBURSEMENTS
INTERNAL TRANSFERS                                     --         --         --         --               --          --
ELECTRONIC PAYROLL TAXES PAYMENTS                      --         --         --         --               --          --
PAYROLL                                                --         --         --         --               --          --
PAYMENTS/TRANSFERS TO LIQUIDATORS                      --         --         --         --               --          --
VENDOR PAYMENTS                                        --         --         --         --               --          --
ELECTRONIC SALES TAX PAYMENTS                          --         --         --         --               --          --
RECEIPTS APPLIED TO REVOLVER BALANCE                   --         --         --         --               --          --
CUSTOMER REFUNDS                                       --         --         --         --               --          --
EMPLOYEE BENEFIT PLAN PAYMENTS                         --         --         --         --               --          --
BANK FEES                                              --         --         --         --               --          --
RETURN ITEMS                                           --         --         --         --               --          --
MISCELLANEOUS                                          --         --         --         --               --          84
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                              $  --      $  --      $  --      $  --            $  --          84
=============================================================================================================================

NET CASH FLOW                                       $  --      $  --      $  --       $ --            $  --        $(84)
=============================================================================================================================

CASH - END OF MONTH                                 $  --      $  --      $  --      $  --            $  --        $ --
=============================================================================================================================


DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                $  --
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                 --
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                               --
                                                                                                                   -----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    $  --


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                               BANK RECONCILIATION


JACOBSON CREDIT CORP.


                                                      BANK ACCOUNTS                              TOTAL
-------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                  $--             $--             $--             $--             $--
=======================================================================================================

Bank Balance                        --              --              --              --              --
Plus: Deposits In Transit           --              --              --              --              --
Less: Outstanding Checks            --              --              --              --              --
Other                               --              --              --              --              --
ADJUSTED BANK BALANCE              $--             $--             $--             $--             $--



OTHER
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                            Period              Month             Fiscal            Cumulative
                                                            Ended              Ended           Year 2003         Filing to date
                                                          02/01/03            08/31/03          to date              Totals
------------------------------------------------------------------------------------------------------------------------------------
Net Sales                                                     $ -                 $ -               $ -                 $ -
Cost of Goods Sold                                              -                   -                 -                   -
                                                            -----              ------            ------              ------
Gross Profit                                                    -                   -                 -                   -
Operating Expenses                                              -                   -                 -                   -
                                                            -----              ------            ------              ------
Operating Income / (Loss)                                       -                   -                 -                   -
Interest Expense                                                -                   -                 -                   -
Other Income                                                    -                   -                 -                   -
                                                            -----              ------            ------              ------
Net Income / (Loss) b/4 Restructuring Costs and Taxes           -                   -                 -                   -
Reorganization / Liquidation Expenses                          (1)                 (1)               (1)                 (2)
Income Taxes - Benefit / (Expense)                              -                   -                 -                   -
                                                            -----              ------            ------              ------
Net Income / (Loss)                                          $ (1)               $ (1)             $ (1)               $ (2)
                                                            =====              ======            ======              ======


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)


                                ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                        $      -
       ACCOUNTS RECEIVABLE, NET                                                0
       DUE FROM VENDORS, NET                                                   0
       INTERCOMPANY RECEIVABLE                                             8,522
       INVENTORIES                                                             0
       DEFERRED FINANCING                                                      0
       PREPAID INSURANCE                                                       0
       LANDLORD DEPOSITS                                                       0
       REFUNDABLE TAXES                                                        0
       OTHER PREPAIDS                                                          0
                                                                        --------
       TOTAL CURRENT ASSETS                                                8,522

       TOTAL PROPERTY, PLANT & EQUIPMENT                                       0
       LESS: ACCUMULATED DEPRECIATION                                          0
                                                                        --------
                                PROPERTY, PLANT & EQUIPMENT, NET               -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                    0
       EQUITY IN SUBS                                                          0
       PREPAID PENSION                                                         0
       PROFESSIONAL RETAINERS                                                  0
       COLLATERALIZED LETTERS OF CREDIT                                        0
       OTHER                                                                   0
                                                                        --------
       TOTAL OTHER ASSETS                                                      -
                                                                        --------
       TOTAL ASSETS                                                     $  8,522
                                                                        ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                             Reporting Period: August 1, 2003 to August 31, 2003


                                 BALANCE SHEET**
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                 $     -
       ACCRUED PAYROLL                                                        0
       ACCRUED PAYROLL TAXES                                                  0
       ACCRUED PROPERTY TAXES                                                 0
       ACCRUED STATE INCOME TAXES                                             0
       ACCRUED PROFESSIONAL FEES                                              0
       ACCRUED RENT/LEASE                                                     0
       ACCRUED INTEREST                                                       0
       RESTRUCTURING / STORE CLOSING RESERVE                                  0
       ACCRUED VACATION                                                       0
       ACCRUED MEDICAL / HOSPITAL                                             0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                    0
       ACCRUED WORKERS COMPENSATION                                           0
       ACCRUED OTHER                                                          0
                                                                        -------
                                                    SUBTOTAL                  0

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                               0
       OTHER LIABILITIES                                                      0
                                                                        -------
                                                    SUBTOTAL                  0
                                                                        -------
       TOTAL CURRENT LIABILITIES - POST-PETITION                              0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                         0
       ACCOUNTS PAYABLE - EXPENSE                                             0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                      0
                                                                        -------
                                                    SUBTOTAL                  0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                  0
       ACCRUED PROPERTY TAXES                                                 0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                   0
       ACCRUED WORKERS COMPENSATION                                           0
       OFFICER'S DEFERRED COMPENSATION                                        0
       ACCRUED VACATION                                                       0
       ACCRUED INTEREST                                                       0
       DEBENTURES                                                             0
       MORTGAGES                                                              0
       OTHER LIABILITIES                                                      0
                                                                        -------
                                                    SUBTOTAL                  0
                                                                        -------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                0
                                                                        -------

       TOTAL LIABILITIES                                                      -

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                       1,700
       PAID IN SURPLUS                                                        0
       TREASURY STOCK                                                         0
       RETAINED EARNINGS, BEGINNING                                       6,823
       CURRENT PERIOD EARNINGS                                               (1)
                                                                        -------
                                                    SUBTOTAL              8,522
                                                                        -------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $ 8,522
                                                                        =======


**     NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).